SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )



Filed by the registrant /*/
FIled by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/*/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12




                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                        DREYFUS MUNICIPAL INCOME, INC.

                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ---------------------------------------

To the Stockholders:

    The Annual Meeting of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 19, 2000 at 10:00 a.m., for the following purposes:

    1. To elect three Class I Directors to serve for a three year term and until their successors are duly elected and qualified.

    2. To ratify the selection of the Fund's independent auditors.

    3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Stockholders of record at the close of business on March 24, 2000 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board

                                               Robert R. Mullery
                                               Assistant Secretary


New York, New York
April 4, 2000



                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.





                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                        DREYFUS MUNICIPAL INCOME, INC.
                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                           COMBINED PROXY STATEMENT
                   ------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, MAY 19, 2000

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. (" DCMI"), Dreyfus Municipal Income, Inc. ("DMI") and Dreyfus New York Municipal Income, Inc. (" DNYMI" ) (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 19, 2000 at 10: 00 a.m., at the offices of The Dreyfus Corporation
(" Dreyfus" ), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 24, 2000 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of March 24, 2000, the Funds had outstanding the following number of shares:

                                   COMMON                     AUCTION PREFERRED

NAME OF FUND                   STOCK OUTSTANDING               STOCK OUTSTANDING

DCMI                              4,572,972                          N/A
DMI                              20,382,927                         4,000
DNYMI                             3,821,501                          N/A

    It is estimated that proxy materials will be mailed to stockholders of record on or about April 10, 2000. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-334-6899.

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. DMI is the only Fund with two classes of capital stock: Common Stock, par value $0.001 per share ( the "Common Stock") , and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A and Series B. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each such Series of APS.






                       PROPOSAL 1. ELECTION OF DIRECTORS

    Each Fund's Board of Directors is divided into three classes with the terms of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of three Class I Directors to serve for three year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below. Each Nominee currently serves as a Director of the Funds. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds.

    Under the terms of DMI' s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two directors of DMI. One such Director, Martin D. Fife, is currently a nominee up for election as a Class I Director. The other Director currently designated solely for holders of the APS, Whitney I. Gerard, is a Class II director whose term expires next year. Therefore, current voting with regard to this Proposal 1 is as follows: stockholders of DCMI and DNMI will vote with regard to the election of all three Class I Directors for each such Fund; for DMI, holders of Common Stock and APS will vote together as a single class with respect to the election of Class I Directors Lucy Wilson Benson and David W. Burke, but APS holders will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Class I Director Martin D. Fife, who is nominated to represent the APS of DMI.




<PAGE 2>


NAME OF NOMINEE, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                            DIRECTOR           FOR TERM
PAST FIVE YEARS                                                                  AGE                SINCE            EXPIRING
CLASS I:

LUCY WILSON BENSON                                                                72                1988                2003
    President  of Benson and Associates, consultants to business and government.
Mrs.  Benson  is  a  director  of  COMSAT  Corporation  and Logistics Management
Institute.  She  also  is  a  Trustee  of  the  Alfred P. Sloan Foundation, Vice
Chairman  of  the  Board  of Trustees of Lafayette College, Vice Chairman of the
Citizens Network for Foreign Affairs and of The Atlantic Council of the U.S. and
a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was
a  director  of  the  Grumman Corporation and of the General RE Corporation from
1990 to 1998. Mrs. Benson served as a consultant to the U.S. Department of State and  to  SRI  International  from 1980 to 1981. From 1977 to 1980, she was Under
Secretary  of State for Security Assistance, Science and Technology. Her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

DAVID W. BURKE                                                                     63               1994                2003
    Board  member  of  various funds in The Dreyfus Family of Funds. Chairman of the  Broadcasting  Board  of  Governors,  an independent board within the United
States  Information  Agency, from August 1994 to November 1998. From August 1994 to  December 1994, Mr. Burke was a Consultant to Dreyfus, and, from October 1990 to  August  1994,  he  was  Vice  President  and Chief Administrative Officer of
Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and
subsequently  as  President  of  CBS  News.  His  address  is  Box 654, Eastham,
Massachusetts 02109.

MARTIN D. FIFE                                                                     73               1988                2003
    (APS  DESIGNEE) Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies.  Mr.  Fife  is  also
Chairman  of  the Board and Chief Executive Officer of Skysat Communications
Network Corporation, a company  developing  telecommunications  systems.  Mr.
Fife also serves on the boards of various other companies. His address is The
Chrysler Building, 405 Lexington Avenue, New York, New York 10174.



<PAGE 3>


The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    Each Fund has an audit committee comprised of its Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act" )) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. None of the Funds has a standing nominating or compensation
committee    or    any    committee    performing    similar    functions.

    For each Fund's most recent fiscal year, the number of Board meetings held and the aggregate amount of compensation received by each continuing Director from the Fund and all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth in Exhibit A. Certain information concerning each Fund's officers is also set forth in Exhibit A.

    Each Fund typically pays its Board members an annual retainer of $2,500 and a $250 per meeting fee and reimburses them for their expenses. The Chairman of the Board of each Fund, which position is held by Joseph S. DiMartino, receives an additional 25% in annual retainer and per meeting fees. Emeritus Directors are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The Funds had no Emeritus Directors as of the date of this Proxy Statement. The Funds do not pay any other remuneration to their officers and Board members, and none of the Funds has a bonus, pension, profit-sharing or retirement plan.

    The aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 1999, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of which is set forth in parenthesis next to each Nominee's total compensation)* for the year ended December 31, 1999, was as follows:

                                                                  TOTAL
                                                               COMPENSATION
                                                              FROM FUNDS AND
                                    AGGREGATE                  FUND COMPLEX
NAME OF NOMINEE                   COMPENSATION                  PAID TO
AND FUND                          FROM EACH FUND**               NOMINEE

LUCY WILSON BENSON                                               $76,500 (29)
   DCMI                             $3,750
   DMI                              $4,250
   DNYMI                            $3,750

DAVID W. BURKE                                                   $228,500 (62)
   DCMI                             $3,750
   DMI                              $4,500
   DNYMI                            $3,750

MARTIN D. FIFE                                                   $59,500 (14)
   DCMI                             $3,750
   DMI                              $4,500
   DNYMI                            $3,750
------------------------------------

    * Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

    ** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,242 for DCMI, $6,339 for DMI and $753 for DNYMI for all Directors as a group.

    For each Fund or class, election of each of the Nominees requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.



<PAGE 4>


       PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. With regard to DMI, Common Stock holders and APS holders will vote together as a single class for purposes of this Proposal 2. Each Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP for the fiscal year ending September 30, 2000 at a Board meeting held on November 4, 1999. Accordingly, such selection is submitted to stockholders for ratification. Apart from its fees received as independent auditors, neither Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in the Funds or Dreyfus.

    Ernst & Young LLP, a major international accounting firm, has acted as auditors of each Fund since the Fund's organization. Each Fund's Board believes that the continued employment of the services of Ernst & Young LLP for the fiscal year ending September 30, 2000 is in the best interests of the Fund.

    A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

   EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST &
                YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                 OTHER MATTERS

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

Each Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matter with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by facsimile, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

    Proposals that stockholders wish to include in any Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 31, 2000 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser. Mr. Richard J. Moynihan, a portfolio manager of DMI since inception, purchased 7,000 shares of DMI on a trade date of October 27, 1999 and a settlement date of November 1, 1999. Mr. Moynihan filed a Form 4 with the Securities and Exchange Commission on November 29, 1999, pursuant to Section 16(a) of the Exchange Act of 1934.


<PAGE 5>


                       NOTICE TO BANKS, BROKER/DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the appropriate Fund, in care of Mellon Bank, N.A., c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated: April 4, 2000


<PAGE 6>


                                   EXHIBIT A

                                    PART I

    Part I sets forth information relevant to the continuing Directors who are not Nominees for election at this meeting. Unless otherwise indicated, the information set forth herein applies to all Funds.


NAME OF CONTINUING DIRECTOR, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                            DIRECTOR          FOR TERM
PAST FIVE YEARS                                                                  AGE               SINCE            EXPIRING





CLASS II:

WHITNEY I. GERARD                                                                 65                1988                2001
   (APS  DESIGNEE)  Partner of the New York City law firm of Chadbourne & Parke.
His address is 30 Rockefeller Plaza, New York, New York 10112.

ROBERT R. GLAUBER                                                                 61               (1988)               2001
Research Fellow, Center for Business and Government at the John F. Kennedy                          1992*
School of Government, Harvard University, since January 1992. Mr. Glauber was
Under Secretary of the Treasury for Finance at the U.S. Treasury Department from
May 1989 to January 1992. For more than five years prior thereto, he was a
Professor of Finance at the Graduate School of Business Administration of
Harvard University, and from 1985 to 1989, Chairman of its Advanced Management
Program. He is chairman of The Measurisk Group, a risk measurement advisory and software development firm, co-chairman of the Investment Committee,
Massachusetts State Retirement Fund, and is also a director of The Dun &
Bradstreet Corp, Exel Limited, a Bermuda based insurance company, Cooke and
Bieler, Inc., investment counselors, National Association of Securities Dealers,
Inc., NASD Regulation, Inc. and the Federal Reserve Bank of Boston. His address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

ARTHUR A. HARTMAN                                                                 74               1989                2001
Senior  consultant with APCO Associates Inc. From 1981 to 1987, he was United
States  Ambassador  to  the  former  Soviet Union. He sits on the Boards of Ford
Meter  Box  Corporation and Lawter International and is a member of the advisory councils  of  several  other  companies,  research  institutes  and foundations.
Ambassador  Hartman  is  Chairman  of  First  NIS  Regional  Funds  (ING/Barings
Management)  and former President of the Harvard Board of Overseers. His address is 2738 McKinley Street, N.W., Washington, D.C. 20015.
----------------

* Mr.  Glauber  was elected to the Board of each Fund on September 15, 1988 and  resigned on October 1, 1988 to accept a government position. He was re-elected to the Board of each Fund on January 30, 1992.




<PAGE A-1>


NAME OF CONTINUING DIRECTOR, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                             DIRECTOR          FOR TERM
PAST FIVE YEARS                                                                   AGE               SINCE            EXPIRING





CLASS III:

JOSEPH S. DIMARTINO                                                                56                1995                2002
Since  January  1995,  Chairman  of  the Board of various funds in the Dreyfus
Family  of  Funds.  He also is a director of The Muscular Dystrophy Association,
HealthPlan  Services  Corporation,  a  provider of marketing, administrative and
risk   management  services  to  health  and  other  benefit  programs,  Carlyle
Industries,  Inc.  (formerly, Belding Heminway Company, Inc.), a button packager and  distributor,  Century  Business  Services,  Inc.  (formerly,  International
Alliance  Services, Inc.), a provider of various outsourcing functions for small and  medium  size companies, and QuikCAT.com, Inc., a private company engaged in the  development  of high speed movement, routine storage and encryption of data across cable, wireless and all other modes of data transport. For more than five years  prior  to  January  1995,  he was President, a director and, until August
1994,  Chief  Operating  Officer  of  Dreyfus and Executive Vice President and a
director  of  Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus.
From  August  1994 until December 31, 1994 he was a director of Mellon Financial
Corporation.  His  address  is  200  Park  Avenue,  New  York,  New  York 10166

GEORGE L. PERRY                                                                    66                1989                2002
An economist and Senior Fellow at the Brookings Institution since 1969. He is co-director  of  the  Brookings  Panel  on  Economic  Activity and editor of its journal,  The  Brookings  Papers. He also is a director of the State Farm Mutual
Automobile  Association,  and State Farm Life Insurance Company and a trustee of
Federal Realty Investment Trust. His address is 1775 Massachusetts Avenue, N.W.,
Washington, D.C. 20015.

PAUL WOLFOWITZ                                                                     54                1994                2002
Dean  of The Paul H. Nitze School of Advanced International Studies at Johns
Hopkins  University.  From  1989  to 1993, he was Under Secretary of Defense for
Policy.  From  1986  to  1989,  he  was  the  U.S. Ambassador to the Republic of
Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian
and   Pacific   Affairs  of  the  Department  of  State.  His  address  is  1740
Massachusetts Avenue, N.W., Washington, D.C. 20036.



<PAGE A-2>


                     PERTAINING TO THE BOARD OF EACH FUND

  *   Number of Board and committee meetings held during the last fiscal year:
   DCMI: 6
   DMI: 10
   DNYMI: 6

  *Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office: None.

   As of March 24, 2000, each Fund's Directors and officers, as a group (20 persons), owned less than 1% of the Fund's outstanding shares.

   COMPENSATION TABLE. The aggregate amount of compensation paid to each continuing Director by each Fund for the fiscal year ended September 30, 1999 and by all funds in the Dreyfus Family of Funds for which such continuing Director was a Board member (the number of which is set forth in parenthesis next to each Director' s total compensation)* for the year ended December 31, 1999, was as follows:

                                                                TOTAL
                                                             COMPENSATION
                                                            FROM FUNDS AND
                                  AGGREGATE                   FUND COMPLEX
NAME OF CONTINUING               COMPENSATION                  PAID TO
DIRECTOR AND FUND                FROM EACH FUND**           CONTINUING DIRECTOR
JOSEPH S. DIMARTINO                                             $642,177 (189)
   DCMI                            $4,688
   DMI                             $5,625
   DNYMI                           $4,688

GEORGE L. PERRY                                                 $59,500 (14)
   DCMI                            $3,500
   DMI                             $4,250
   DNYMI                           $3,500

PAUL WOLFOWITZ                                                  $52,500 (13)
   DCMI                            $3,750
   DMI                             $4,250
   DNYMI                           $3,750

WHITNEY I. GERARD                                               $59,500  14)
   DCMI                            $3,750
   DMI                             $4,250
   DNYMI                           $3,750

ROBERT R. GLAUBER                                                $94,250 (41)
   DCMI                            $3,750
   DMI                             $4,250
   DNYMI                           $3,750

ARTHUR A. HARTMAN                                                $59,500 (14)
   DCMI                            $3,750
   DMI                             $4,500
   DNYMI                           $3,750
------------------------------------

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the continuing Director serves as Board member.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,242 for DCMI, $6,339 for DMI and $753 for DNYMI for all Directors as a group.



<PAGE A-3>


                                    PART II

    Part II sets forth information relevant to the executive officers of each Fund.

NAME AND POSITION                              PRINCIPAL    OCCUPATION    AND BUSINESS
WITH FUNDS                        AGE          EXPERIENCE FOR PAST FIVE YEARS

STEPHEN E. CANTER
President                         54           President,    Chief   Operating
                                               Officer,  Chief Investment Officer
                                               and a director of the Manager, and
                                               an officer of  other  investment
                                               companies  advised  and administered
                                               by the Manager.  Mr. Canter  also  is
                                               a  Director  or  an  Executive
                                               Committee  Member of the other
                                               investment  management  subsidiaries
                                               of  Mellon  Financial Corporation, each of
                                               which is an affiliate of the Manager.

MARK N. JACOBS
Vice President                   53            Vice  President,  Secretary and
                                               General  Counsel  of  the  Manager, and
                                               an officer of other investment companies
                                               advised and administered by the Manager.

JOSEPH CONNOLLY
Vice President and Treasurer     42            Director    -    Mutual    Fund
                                               Accounting  of the Manager, and an officer of
                                               other investment companies advised
                                               and administered by the Manager.

PAUL DISDIER
Executive Vice President -       44            Senior  Portfolio Manager - Tax Exempt
Dreyfus California Municipal                   Funds  of the Manager, and
Income, Inc.                                   an  officer  of  other  investment  companies
                                               advised  and  administered by the Manager.

JOSEPH P. DARCY
Executive Vice President -       43            Senior  Portfolio Manager - Tax Exempt Funds
Dreyfus Municipal Income, Inc.                 of  the Manager, and an officer of other
                                               investment companies advised and administered
                                               by the Manager.

MONICA S. WIEBOLDT
Executive Vice President -       50            Senior  Portfolio Manager - Tax Exempt Funds
Dreyfus New York Municipal                     of  the manager, and an officer of other investment
Income, Inc.                                   companies advised and administered by the Manager.



<PAGE A-4>



NAME AND POSITION                               PRINCIPAL    OCCUPATION    AND BUSINESS
WITH FUNDS                       AGE            EXPERIENCE FOR PAST FIVE YEARS

MICHAEL A. ROSENBERG
Secretary                        40             Associate  General  Counsel  of
                                                the   Manager,  and  an  officer  of  other
                                                investment  companies  advised  and
                                                administered by the Manager.

STEVEN F. NEWMAN
Assistant Secretary              50             Associate  General  Counsel  of the   Manager,
                                                and  an  officer  of  other  investment  companies
                                                advised  and administered by the Manager.

ROBERT R. MULLERY
Assistant Secretary              48             Assistant  General  Counsel  of the   Manager,  and
                                                an  officer  of  other  investment  companies  advised
                                                and administered by the Manager.

GREGORY S. GRUBER
Assistant Treasurer              40             Senior   Accounting  Manager  -  Municipal  Bond  Funds
                                                of  the  Manager,  and  an  officer  of other investment
                                                companies advised and administered by the Manager.


       The  address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.




<PAGE A-5>




                                    IMPORTANT


      Please Act Promptly
      Sign, Date and Mail your Proxy Card(s) Today.

      No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

      Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

      Thank you for your interest in the Fund.







                         DREYFUS MUNICIPAL INCOME, INC.
                               COMMON STOCKHOLDERS


The undersigned stockholder of Dreyfus Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 24, 2000 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 19, 2000; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

 ................................................................................
                              FOLD AND DETACH HERE










Please mark Boxes in blue or black ink.

The Board of Directors recommends a vote FOR items 1 and 2.

1.    Election of Directors

_ FOR ALL Nominees listed below (except as marked to the contrary)

_ WITHHOLD Authority For All Nominees listed below




Nominees are: Class I - Lucy Wilson Benson and David W. Burke

WITHHELD FOR (write name of nominee(s) in space provided below)

------------------------------------------------------------------------



2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

_ FOR
_ AGAINST
_ ABSTAIN



3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


Dated:______________________________, 2000


 ___________________________________
            Signature(s)

____________________________________
            Signature(s)


Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope










                                    IMPORTANT


      Please Act Promptly
      Sign, Date and Mail your Proxy Card(s) Today.

      No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

      Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

      Thank you for your interest in the Fund.








                        DREYFUS MUNICIPAL INCOME, INC.
                        AUCTION PREFFERED STOCKHOLDERS


The undersigned stockholder of Dreyfus Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 24, 2000 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 19, 2000; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.


 ................................................................................
                              FOLD AND DETACH HERE







Please mark Boxes in blue or black ink.

The Board of Directors recommends a vote FOR items 1 and 2.

1.  Election of Directors

_ FOR ALL Nominees listed below (except as marked to the contrary)

_ WITHHOLD Authority For All Nominees listed below





Nominees are: Class I - Lucy Wilson Benson, David W. Burke and Martin D. Fife

WITHHELD FOR (write name of nominee(s) in space provided below)

------------------------------------------------------------------------




2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

_ FOR
_ AGAINST
_ ABSTAIN




3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

                         THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                         Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                         Dated:____________________________, 2000


                         ___________________________________
                                     Signature(s)

                         ___________________________________
                                     Signature(s)


Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope